UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2012

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Employment Agreement with Jack A. Cuneo

On September 25, 2012, in connection with the appointment of Jack A. Cuneo as the President and Chief Executive Officer of Chambers Street Properties (the “Company”) and CSP Operating Partnership, LP (“CSP OP”), the Company and CSP OP entered into an employment agreement with Mr. Cuneo, effective as of July 1, 2012. Mr. Cuneo’s employment agreement has an initial term commencing on July 1, 2012 and ending on December 31, 2015, which will automatically renew for successive one-year periods unless prior written notice of a non-renewal is given by the Company or Mr. Cuneo.

Mr. Cuneo’s employment agreement provides for an initial annual base salary of $725,000, which such salary may be increased at the discretion of the Compensation Committee of the Board of Trustees (the “Compensation Committee”). Mr. Cuneo will be entitled to receive an annual target cash bonus for each calendar year during the term of his employment agreement that Mr. Cuneo is employed by the Company through the date of payment of $725,000, which such amount will be determined by the Compensation Committee in accordance with an executive compensation program to be approved by the Compensation Committee within a reasonable period of time following the date of the execution of the employment agreement (the “Compensation Program”). Mr. Cuneo’s cash bonus for 2012 will be based upon the full 2012 calendar year. Mr. Cuneo will also be entitled to receive an annual target long term incentive award for each calendar year that he is employed by the Company at the end of such calendar year. For calendar years 2012 and 2013, the award will consist of restricted common shares of the Company, the amount of which will be determined by the Compensation Committee in accordance with the Compensation Program. For calendar years following 2013, the award may be in any form of equity-based award authorized by the Company’s amended and restated 2004 Equity Incentive Plan or any other equity-based plan as in effect from time to time (the “Equity Incentive Plan”), the form and amount of which will be determined by the Compensation Committee in accordance with the Compensation Program and the Equity Incentive Plan. The annual target long term incentive award will be 200,000 restricted common shares (subject to appropriate adjustments for share splits, share dividends, recapitalizations, reorganizations or other similar events), or if the award is in another form of equity-based award, the reasonable equivalent thereof. The amount of such award and inclusion of performance based metrics will be determined by the Compensation Committee in accordance with the Compensation Program and subject to the Equity Incentive Plan under which the award is granted. For awards of restricted common shares granted during the calendar years of 2012 and 2013, one-third of the restricted common shares underlying the long term incentive award will vest on each of the first, second and third anniversaries of the date of the award, provided that Mr. Cuneo is still employed by the Company on the applicable date of vesting. With respect to other forms of equity-based awards and restricted share awards granted in 2014 and thereafter, the Compensation Committee may establish performance-based metrics applicable to the business performance of the Company in addition to any time-based vesting.

Mr. Cuneo will also be entitled to participate in all present and future benefit and retirement plans of the Company and Mr. Cuneo and his dependents will be included in the Company’s hospitalization, major medical, disability and group life insurance plans, so long as he is an employee of the Company pursuant to his employment agreement.

Mr. Cuneo will be paid a one-time award that will consist of (i) the sum of $1,000,000, minus applicable taxes and withholding, to be paid within 10 business days after the date of his employment agreement, (ii) an award of 150,000 restricted common shares, one-third of which will vest on each of the first, second and third anniversaries of the date of the grant, provided that Mr. Cuneo is still employed by the Company on the applicable date of vesting, to be (a) granted within 10 business days after the date of his employment agreement and (b) subject to the terms of the Equity Incentive Plan and the restricted award agreement attached hereto as Exhibit 10.4 pursuant to which it is granted and (iii) provided that the Company achieves a Liquidity Event within two years of the initial effective date of his employment agreement, an award of 150,000 restricted common shares, which award shall be (a) granted no later than 60 days after the completion of a Liquidity Event, and (b) subject to the terms of the Equity Incentive Plan and the award agreement pursuant to which it is granted. If the Company is not a surviving entity following a Liquidity Event, Mr. Cuneo shall be entitled to receive the consideration he would have received if the restricted share award pursuant to this subsection had been granted immediately prior to the Liquidity Event, in lieu of the restricted share award.

Mr. Cuneo’s employment agreement also provides that if Mr. Cuneo’s employment is terminated by the Company without Cause or by the resignation of Mr. Cuneo for Good Reason, Mr. Cuneo will be entitled to receive (i) the Accrued Rights, plus (ii) an amount equal to two times his annual base salary at the time of termination, which amount shall be payable over a two year period, plus (iii) an amount equal to two times his cash bonus for the calendar year in which the termination occurs. Further, each grant made pursuant to the Equity Incentive Plan that is subject to a time-based vesting condition will become vested immediately and each grant made pursuant to the Equity Incentive Plan that is subject to subsequent performance-based conditions will be considered to be vested and earned at the target level of performance. If such a termination occurs within 180 days following a Change of Control, then Mr. Cuneo will be entitled to receive (i) the Accrued Rights, plus (ii) an amount equal to two times the sum of his annual base salary at the time of termination, plus (iii) an amount equal to two times his cash bonus for the year in which the termination occurs, which amount shall be payable no later than 30 days after the date of termination. Further, each grant made pursuant to the Equity Incentive Plan or any similar plan that is subject to a time-based vesting condition will become vested immediately and that is subject to subsequent performance-based conditions will be considered to be vested and earned at the target level of performance. If the Company or Mr. Cuneo notifies the other party that they are not renewing the agreement and Mr. Cuneo’s employment terminates as the result of the expiration of the term of his employment agreement, then Mr. Cuneo shall be entitled to Accrued Rights. If Mr. Cuneo’s employment agreement is terminated by the Company for Cause or by Mr. Cuneo’s resignation without Good Reason, Mr. Cuneo shall be entitled to receive his Accrued Rights; provided, however, that, in either case, Mr. Cuneo shall not be entitled to receive any cash bonus for any previously completed calendar year not paid as of the time of termination. In the event of termination in connection with a death or disability, Mr. Cuneo’s legal representative or estate shall be entitled to receive Accrued Rights (plus an amount equal to his target cash bonus for the calendar year during which such termination as a result of death or disability occurs) and each grant made pursuant to the Equity Incentive Plan that is subject to a time-based or performance-based vesting condition shall become vested immediately. Mr. Cuneo’s receipt of these payments and benefits (other than Accrued Rights) in connection with a termination without Cause, for Good Reason or following a Change of Control is subject to his execution of a general release of claims with the Company.

During the term of Mr. Cuneo’s employment agreement and (i) for two years thereafter, Mr. Cuneo will be subject to certain qualified non-solicitation and non-competition obligations and (ii) for one year thereafter, Mr. Cuneo will be subject to certain qualified non-disparagement obligations.

All payments and benefits under Mr. Cuneo’s employment agreement will be interpreted to avoid sanctions under Section 409A of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”). If any payments and benefits to be paid or provided to Mr. Cuneo, whether under his employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, Mr. Cuneo’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for Mr. Cuneo.

The terms Liquidity Event, Cause, Good Reason, Accrued Rights and Change of Control are specifically defined in Mr. Cuneo’s employment agreement.

The foregoing description of Mr. Cuneo’s employment agreement and restricted share award are qualified in their entirety by reference to the text of Mr. Cuneo’s employment agreement and the form of restricted share award, which are attached hereto as Exhibits 10.1 and 10.4, respectively, and which are incorporated herein by reference.

Employment Agreement with Philip L. Kianka

On September 25, 2012, in connection with the appointment of Philip L. Kianka as the Executive Vice President and Chief Operating Officer of the Company and CSP OP, the Company and CSP OP entered into an employment agreement with Mr. Kianka, effective as of July 1, 2012. Mr. Kianka’s employment agreement has an initial term commencing on July 1, 2012 and ending on December 31, 2015, which will automatically renew for successive one-year periods unless prior written notice of a non-renewal is given by the Company or Mr. Kianka.

Mr. Kianka’s employment agreement provides for an initial annual base salary of $450,000, which such salary may be increased at the discretion of the Compensation Committee. Mr. Kianka will be entitled to receive an annual target cash bonus for each calendar year during the term of his employment agreement that Mr. Kianka is employed by the Company through the date of payment of $400,000, which such amount will be determined by the Compensation Committee in accordance with the Compensation Program. Mr. Kianka’s cash bonus for 2012 will be based upon the full 2012 calendar year. Mr. Kianka will also be entitled to receive an annual target long term incentive award for each calendar year that he is employed by the Company at the end of such calendar year. For calendar years 2012 and 2013, the award will consist of restricted common shares of the Company, the amount of which will be determined by the Compensation Committee in accordance with the Compensation Program. For calendar years following 2013, the award may be in any form of equity-based award authorized by the Equity Incentive Plan, the form and amount of which will be determined by the Compensation Committee in accordance with the Compensation Program and the Equity Incentive Plan. The annual target long term incentive award will be 90,000 restricted common shares (subject to appropriate adjustments for share splits, share dividends, recapitalizations, reorganizations or other similar events), or if the award is in another form of equity-based award, the reasonable equivalent thereof. The amount of such award and inclusion of performance based metrics will be determined by the Compensation Committee in accordance with the Compensation Program and subject to the Equity Incentive Plan under which the award is granted. For awards of restricted common shares granted during the calendar years of 2012 and 2013, one-third of the restricted common shares underlying the long term incentive award will vest on each of the first, second and third anniversaries of the date of the award, provided that Mr. Kianka is still employed by the Company on the applicable date of vesting. With respect to other forms of equity-

based awards and restricted share awards granted in 2014 and thereafter, the Compensation Committee may establish performance-based metrics applicable to the business performance of the Company in addition to any time-based vesting.

Mr. Kianka will also be entitled to participate in all present and future benefit and retirement plans of the Company and Mr. Kianka and his dependents will be included in the Company’s hospitalization, major medical, disability and group life insurance plans, so long as he is an employee of the Company pursuant to his employment agreement.

Mr. Kianka will be paid a one-time award that will consist of (i) the sum of $500,000, minus applicable taxes and withholding, to be paid within 10 business days after the date of his employment agreement, (ii) an award of 75,000 restricted common shares, one-third of which will vest on each of the first, second and third anniversaries of the date of the grant, provided that Mr. Kianka is still employed by the Company on the applicable date of vesting, to be (a) granted within 10 business days after the date of his employment agreement and (b) subject to the terms of the Equity Incentive Plan and the restricted award agreement attached hereto as Exhibit 10.4 pursuant to which it is granted and (iii) provided that the Company achieves a Liquidity Event within two years of the initial effective date of his employment agreement, an award of 75,000 restricted common shares, which award shall be (a) granted no later than 60 days after the completion of a Liquidity Event, and (b) subject to the terms of the Equity Incentive Plan and the award agreement pursuant to which it is granted. If the Company is not a surviving entity following a Liquidity Event, Mr. Kianka shall be entitled to receive the consideration he would have received if the restricted share award pursuant to this subsection had been granted immediately prior to the Liquidity Event, in lieu of the restricted share award.

Mr. Kianka’s employment agreement also provides that if Mr. Kianka’s employment is terminated by the Company without Cause or by the resignation of Mr. Kianka for Good Reason, Mr. Kianka will be entitled to receive (i) the Accrued Rights, plus (ii) an amount equal to his annual base salary at the time of termination, which amount shall be payable over a one year period, plus (iii) an amount equal to his cash bonus for the calendar year in which the termination occurs. Further, each grant made pursuant to the Equity Incentive Plan that is subject to a time-based vesting condition will become vested immediately and each grant made pursuant to the Equity Incentive Plan that is subject to subsequent performance-based conditions will be considered to be vested and earned at the target level of performance. If such a termination occurs within 180 days following a Change of Control, then Mr. Kianka will be entitled to receive (i) the Accrued Rights, plus (ii) an amount equal to two times the sum of his annual base salary at the time of termination, plus (iii) an amount equal to two times his cash bonus for the year in which the termination occurs, which amount shall be payable no later than 30 days after the date of termination. Further, each grant made pursuant to the Equity Incentive Plan or any similar plan that is subject to a time-based vesting condition will become vested immediately and each grant made pursuant to the Equity Incentive Plan that is subject to subsequent performance-based conditions will be considered to be vested and earned at the target level of performance. If the Company or Mr. Kianka notifies the other party that they are not renewing the agreement and Mr. Kianka’s employment terminates as the result of the expiration of the term of his employment agreement, then Mr. Kianka shall be entitled to Accrued Rights. If Mr. Kianka’s employment agreement is terminated by the Company for Cause or by Mr. Kianka’s resignation without Good Reason, Mr. Kianka shall be entitled to receive his Accrued Rights; provided, however, that, in either case, Mr. Kianka shall not be entitled to receive any cash bonus for any previously completed calendar year not paid as of the time of termination. In the event of termination in connection with a death or disability, Mr. Kianka’s legal representative or estate shall be entitled to receive Accrued Rights (plus an amount equal to his target cash bonus for the calendar year during which such termination as a result of death or disability occurs) and each grant made pursuant to the Equity Incentive Plan that is subject to a time-based or performance-based vesting condition shall become vested immediately. Mr. Kianka’s receipt of these payments and benefits (other than Accrued Rights) in connection with a termination without Cause, for Good Reason or following a Change of Control is subject to his execution of a general release of claims with the Company.

During the term of Mr. Kianka’s employment agreement and (i) for one year thereafter, Mr. Kianka will be subject to certain qualified non-competition and non-disparagement obligations and (ii) for two years thereafter, Mr. Kianka will be subject to certain qualified non-solicitation obligations.

All payments and benefits under Mr. Kianka’s employment agreement will be interpreted to avoid sanctions under Section 409A of the Internal Revenue Code of 1986. If any payments and benefits to be paid or provided to Mr. Kianka, whether under his employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, Mr. Kianka’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for Mr. Kianka.

The terms Liquidity Event, Cause, Good Reason, Accrued Rights and Change of Control are specifically defined in Mr. Kianka’s employment agreement.

The foregoing description of Mr. Kianka’s employment agreement and restricted share award are qualified in their entirety by reference to the text of Mr. Kianka’s employment agreement and the form of restricted share award, which are attached hereto as Exhibits 10.2 and 10.4, respectively, and which are incorporated herein by reference.

Employment Agreement with Martin A. Reid

On September 25, 2012, in connection with the appointment of Martin A. Reid as the Executive Vice President and Chief Financial Officer of the Company and CSP OP, the Company and CSP OP entered into an employment agreement with Mr. Reid, effective as of July 1, 2012. Mr. Reid’s employment agreement has an initial term commencing on July 1, 2012 and ending on December 31, 2015, which will automatically renew for successive one-year periods unless prior written notice of a non-renewal is given by the Company or Mr. Reid.

Mr. Reid’s employment agreement provides for an initial annual base salary of $450,000, which such salary may be increased at the discretion of the Compensation Committee. Mr. Reid will be entitled to receive an annual target cash bonus for each calendar year during the term of his employment agreement that Mr. Reid is employed by the Company through the date payment of $400,000, which such amount will be determined by the Compensation Committee in accordance with the Compensation Program. Mr. Reid’s cash bonus for 2012 will be based upon six months of employment. Mr. Reid will also be entitled to receive an annual target long term incentive award for each calendar year that he is employed by the Company at the end of such calendar year. For calendar years 2012 and 2013, the award will consist of restricted common shares of the Company, the amount of which will be determined by the Compensation Committee in accordance with the Compensation Program. For calendar years following 2013, the award may be in any form of equity-based award authorized by the Equity Incentive Plan, the form and amount of which will be determined by the Compensation Committee in accordance with the Compensation Program and the Equity Incentive Plan. The annual target long term incentive award will be 65,000 restricted common shares (subject to appropriate adjustments for share splits, share dividends, recapitalizations, reorganizations or other similar events), or if the award is in another form of equity-based award, the reasonable equivalent thereof. The amount of such award and inclusion of performance based metrics will be determined by the Compensation Committee in accordance with the Compensation Program and subject to the Equity Incentive Plan under which the award is granted. Mr. Reid’s long term incentive award for 2012 will be based upon six months employment. For awards of restricted common shares granted during the calendar years of 2012 and 2013, one-third of the restricted common shares underlying the long term incentive award will vest on each of the first, second and third anniversaries of the date of the award, provided that Mr. Reid is still employed by the Company on the applicable date of vesting. With respect to other forms of equity-based awards and restricted share awards granted in 2014 and thereafter, the Compensation Committee may establish performance-based metrics applicable to the business performance of the Company in addition to any time-based vesting.

Mr. Reid will also be entitled to participate in all present and future benefit and retirement plans of the Company and Mr. Reid and his dependents will be included in the Company’s hospitalization, major medical, disability and group life insurance plans, so long as he is an employee of the Company pursuant to his employment agreement.

Pursuant to Mr. Reid’s employment agreement, provided that the Company achieves a Liquidity Event within two years of the initial effective date of his employment agreement, Mr. Reid will receive an award of 75,000 restricted common shares, which award shall be (a) granted no later than 60 days after the completion of a Liquidity Event, and (b) subject to the terms of the Equity Incentive Plan and the award agreement pursuant to which it is granted. If the Company is not a surviving entity following a Liquidity Event, Mr. Reid shall be entitled to receive the consideration he would have received if the restricted share award pursuant to this subsection had been granted immediately prior to the Liquidity Event, in lieu of the restricted share award.

Mr. Reid’s employment agreement also provides that if Mr. Reid’s employment is terminated by the Company without Cause or by the resignation of Mr. Reid for Good Reason, Mr. Reid will be entitled to receive (i) the Accrued Rights, plus (ii) an amount equal to his annual base salary at the time of termination, which amount shall be payable over a one year period, plus (iii) an amount equal to his cash bonus for the calendar year in which the termination occurs. Further, each grant made pursuant to the Equity Incentive Plan that is subject to a time-based vesting condition will become vested immediately and each grant made pursuant to the Equity Incentive Plan that is subject to subsequent performance-based conditions will be considered to be vested and earned at the target level of performance. If such termination occurs within 180 days following a Change of Control, then Mr. Reid will be entitled to receive (i) the Accrued Rights, plus (ii) an amount equal to two times the sum of his annual base salary at the time of termination, plus (iii) an amount equal to two times his cash bonus for the year in which the termination occurs, which amount shall be payable no later than 30 days after the date of termination. Further, each grant made pursuant to the Equity Incentive Plan or any similar plan that is subject to a time-based condition will become vested immediately and each grant made pursuant to the Equity Incentive Plan that is subject to subsequent performance-based conditions will be considered to be vested and earned at the target level of performance. If the Company or Mr. Reid notifies the other party that they are not renewing the agreement and Mr. Reid’s employment terminates as the result of the expiration of the term of his employment agreement, then Mr. Reid shall be entitled to receive his Accrued Rights. If Mr. Reid’s employment agreement is terminated by the Company for Cause or by Mr. Reid’s resignation without Good Reason, Mr. Reid shall be entitled to receive his Accrued Rights; provided, however, that, in either case, Mr. Reid shall not be entitled to receive any cash bonus for any previously completed calendar year not paid as of the time of termination. In the event of termination in connection with a death or disability, Mr. Reid’s legal representative or estate shall be entitled to receive Accrued Rights (plus an amount equal to his target cash bonus for the calendar year during which such termination as a result of death or disability occurs) and each grant made pursuant to the Equity Incentive Plan that is subject to a time-based or performance-based vesting condition shall become vested immediately. Mr. Reid’s receipt of these payments and benefits (other than Accrued Rights) in connection with a termination without Cause, for Good Reason or following a Change of Control is subject to his execution of a general release of claims with the Company.

During the term of Mr. Reid’s employment agreement and (i) for one year thereafter, Mr. Reid will be subject to certain qualified non-competition and non-disparagement obligations and (ii) for two years thereafter, Mr. Reid will be subject to certain qualified non-solicitation obligations.

All payments and benefits under Mr. Reid’s employment agreement will be interpreted to avoid sanctions under Section 409A of the Internal Revenue Code. If any payments and benefits to be paid or provided to Mr. Reid, whether under his employment agreement or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code, Mr. Reid’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for Mr. Reid.

The terms Liquidity Event, Cause, Good Reason, Accrued Rights and Change of Control are specifically defined in Mr. Reid’s employment agreement.

The foregoing description of Mr. Reid’s employment agreement is qualified in its entirety by reference to the text of Mr. Reid’s employment agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

The Company’s board of trustees has approved a quarterly distribution to shareholders of $0.15 per common share for the fourth quarter of 2012. The distribution will be calculated on a daily basis and paid on October 12, 2012 to shareholders of record during the period from October 1, 2012 through and including December 31, 2012.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

10.1	Employment Agreement by and among Chambers Street Properties, CSP Operating Partnership, LP and Jack A. Cuneo.

10.2	Employment Agreement by and among Chambers Street Properties, CSP Operating Partnership, LP and Philip L. Kianka.

10.3	Employment Agreement by and among Chambers Street Properties, CSP Operating Partnership, LP and Martin A. Reid.

10.4	Form of Restricted Share Award Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMBERS STREET PROPERTIES

October 1, 2012	By:	/S/ JACK A. CUNEO
	Name:	Jack A. Cuneo
	Title:	President and Chief Executive Officer